EXHIBIT 99.1



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                                                                EXECUTION COPY







                      MORGAN STANLEY ABS CAPITAL I, INC.

                                 as Purchaser,

                                      and

                 MORGAN STANLEY DEAN WITTER CREDIT CORPORATION

                                   as Seller




                           ------------------------

                      HOME EQUITY LOAN PURCHASE AGREEMENT

                          Dated as of January 1, 2005

                           ------------------------





                               Home Equity Loans



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                               Table of Contents
                                                                          Page
                                                                          ----


                                  ARTICLE I.

                                 DEFINITIONS.

Section 1.1.     Definitions.................................................1

                                  ARTICLE II.

               SALE OF HOME EQUITY LOANS AND RELATED PROVISIONS

Section 2.1.     Sale of Home Equity Loans...................................2
Section 2.2.     Payment of Purchase Price...................................5
Section 2.3.     Optional Retransfers of Home Equity Loans...................6

                                 ARTICLE III.

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1.     Seller Representations and Warranties.......................7

                                  ARTICLE IV.
                              SELLER'S COVENANTS

Section 4.1.     Covenants of the Seller....................................18

                                  ARTICLE V.
                                   SERVICING

Section 5.1.     Servicing..................................................18

                                  ARTICLE VI.

      INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE HOME EQUITY LOANS


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Section 6.1.     Indemnification With Respect to the Home Equity Loans......18
Section 6.2.     Limitation on Liability of the Seller......................19

                                 ARTICLE VII.

                                 TERMINATION

Section 7.1.     Termination................................................19

                                 ARTICLE VIII.

                           MISCELLANEOUS PROVISIONS

Section 8.1.     Amendment..................................................19
Section 8.2.     GOVERNING LAW..............................................19
Section 8.3.     Notices....................................................19
Section 8.4.     Severability of Provisions.................................20
Section 8.5.     Relationship of Parties....................................20
Section 8.6.     Counterparts...............................................20
Section 8.7.     Further Agreements.........................................20
Section 8.8.     Intention of the Parties...................................20
Section 8.9.     Successors and Assigns; Assignment of This Agreement.......21
Section 8.10.    Survival...................................................21
Section 8.11.    Third Party Beneficiary....................................21


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Exhibits
--------

Exhibit 1        Home Equity Loan Schedule




                                     iii

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                This HOME EQUITY LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of January 1, 2005, is made between Morgan Stanley Dean Witter Credit Corporation (the "Seller") and Morgan Stanley ABS Capital I Inc. (the "Purchaser").

                             W I T N E S S E T H :
                              - - - - - - - - - -

                WHEREAS, the Seller owns Cut-off Date Loan Balances and the Related Documents for the home equity lines of credit (the "Revolving Credit Loans") and the adjustable-rate closed end mortgage loans (the "Mortgage Loans") indicated on the Home Equity Loan Schedule attached as Exhibit 1 hereto (the Revolving Credit Loans and the Mortgage Loans are collectively referred to as the "Home Equity Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Home Equity Loans;

                WHEREAS, the parties hereto desire that the Seller sell the Cut-off Date Loan Balances of the Home Equity Loans to the Purchaser pursuant to the terms of this Agreement together with the Related Documents on the Closing Date, and thereafter, with respect to the Revolving Credit Loans, all Additional Balances created on or after the Cut-off Date;

                WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Home Equity Loans directly or through one or more Subservicers;

                WHEREAS, pursuant to the terms of the Trust Agreement, the Purchaser will transfer on the Closing Date, the Home Equity Loans to the Issuer in exchange for the cash proceeds of the Securities;

                WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates;

                WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes, secured by the Trust Estate, including the Home Equity Loans;

                NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I.

                                 DEFINITIONS.

         Section 1.1. Definitions. For all purposes of this Home Equity Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such


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terms in the Definitions contained in Appendix A to the Indenture dated as of
January 1, 2005 (the "Indenture"), between MSDWCC HELOC Trust 2005-1, as issuer and Wells Fargo Bank, National Association, as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                                 ARTICLE II.

               SALE OF HOME EQUITY LOANS AND RELATED PROVISIONS

         Section 2.1.   Sale of Home Equity Loans.

         (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey for all non-tax purposes to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Home Equity Loans (including without limitation the Cut-off Date Loan Balances and, with respect to the Revolving Credit Loans, all Additional Balances) and all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date; (ii) property which secured a Home Equity Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Home Equity Loans; and (iv) all proceeds of the foregoing; provided, however, that with respect to the Revolving Credit Loans, the Purchaser does not assume the obligation under each Loan Agreement to fund Draws to the Mortgagor thereunder, and the Purchaser shall not be obligated or permitted to fund any such Draws, it being agreed that the Seller will retain the obligation to fund future Draws. Such conveyance shall be deemed to be made: (1) with respect to the Home Equity Loans, as of the Closing Date; and (2) with respect to each Revolving Credit Loan, the amount of each Additional Balance created on or after the Cut-off Date, as of the later of the Closing Date and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

         (b) In connection with such conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date with respect to the Loan Balance of the Home Equity Loans to indicate in its books and records that the Home Equity Loans have been sold to the Purchaser pursuant to this Agreement and to deliver to the Purchaser true and complete lists of all of the Home Equity Loans specifying for each Home Equity Loan (i) its account number and
(ii) its Cut-off Date Loan Balance. Such lists, which form part of the Home Equity Loan Schedule shall be marked as Exhibit 1 to this Agreement and are hereby incorporated into and made a part of this Agreement.

         (c) In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the respective Custodian, on or before the Closing Date, the following documents or instruments with respect to each Home Equity Loan:




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              (i) the original Mortgage Note or Credit Line Agreement, as applicable, endorsed without recourse in blank or, with respect to any Home Equity Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit, substantially in the form attached hereto as Exhibit A;

              (ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage, or a certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

              (iii) Assignments of Mortgage (which may be included in one or more blanket assignments if permitted by applicable law) in blank;

              (iv) originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the public recording office in which such original intervening assignment has been recorded;

              (v) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Home Equity Loan; and

              (vi) the (a) original policy of title insurance or (b) ownership report, if applicable (or a preliminary title report if the original title insurance policy or ownership report has not been received from the title insurance company or if a preliminary title report is the documentation required by Seller).

         Within the time period for the review of each Mortgage File set forth in Section 2.3 of the Custodial Agreement, if a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Home Equity Loan, or the interests of the Indenture Trustee (as pledgee of the Home Equity Loans), the Noteholders, the Certificateholders or the Credit Enhancer in such Home Equity Loan, including the Seller's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee, the Seller shall cure such defect, repurchase the related Home Equity Loan at the Repurchase Price or substitute an Eligible Substitute Loan for the related Home Equity Loan upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Home Equity Loans.

         Notwithstanding the foregoing, with respect to any Home Equity Loan with respect to which the Mortgage Note has not been (a) delivered and certified to or (b) prepaid in full on or prior to July 27, 2005, the Seller shall be obligated to repurchase the related Home Equity Loan on such date. In addition, with respect to the Revolving Credit Loans listed on Exhibit 1 hereto, if the Mortgage File described above has not been (a) delivered and certified to or (b) prepaid in




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full on or prior to July 27, 2005, the Seller shall be obligated to repurchase such Revolving Credit Loan on such date.

         If (a) the short-term senior unsecured debt rating of Morgan Stanley by Standard & Poor's is reduced below "A-1" or (b) the long-term senior unsecured debt obligations of Morgan Stanley & Co. are downgraded below a rating of "A3" by Moody's or "A-" by Standard & Poor's, the Seller, at its own expense, shall cause the Assignments of Mortgage as so completed to be delivered for recording in favor of the Indenture Trustee (which may be a blanket assignment if permitted by applicable law) in the appropriate public office for real property or other records within 60 days of the occurrence of such event, except that the Seller need not cause to be recorded any Assignment of Mortgage which relates to a Home Equity Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel acceptable to the Credit Enhancer, delivered by the Seller (at the Seller's expense) to the Credit Enhancer, the recordation of such assignment is not necessary to protect the Indenture Trustee's, the Securityholders' and the Credit Enhancer's interest in the related Home Equity Loan. The preceding sentence notwithstanding, each Assignment of Mortgage shall be submitted for recording by the Seller in the manner described above, notwithstanding the delivery of any Opinion of Counsel, at the expense of the Seller, upon the earliest to occur of: (i) reasonable direction by the Credit Enhancer, (ii) the occurrence of an Event of Servicer Termination, (iii) the occurrence of a servicing transfer as described in the Servicing Agreement and (iv) with respect to any one Assignment of Mortgage for any Home Equity Loan, the institution of foreclosure proceedings.

         While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such assignment to be recorded in accordance with this paragraph.

         In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clauses (ii) and (iv) of this Section 2.1(c), delivered by the Seller to the respective Custodian prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.

         The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, conveyed to it pursuant to this Section 2.1.

         (d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Home Equity Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in



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all of the Seller's right, title and interest in, to and under the Home Equity
Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Illinois (which shall have been submitted for filing as of the Closing Date) and in the State of Delaware (which shall have been submitted for filing within 30 days of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser's interests in each Home Equity Loan and the proceeds thereof.

         Section 2.2.   Payment of Purchase Price.

         (a) The "Purchase Price" for the Home Equity Loans (including the Additional Balances) shall be (1) with respect to the Home Equity Loans, an amount equal to $753,650,055 in immediately available funds, together with the Certificates, in respect of the Cut-off Date Loan Balances thereof and (2) in the case of each Revolving Credit Loan, any Additional Balance transferred hereunder created on or after the Cut-off Date, the principal amount of the related Draw under the Loan Agreement on the later of the Closing Date and the date of the creation of such Additional Balance.

         (b) In consideration of the sale of the Home Equity Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause
(1) of Section 2.2(a) for the Home Equity Loans. With respect to each Revolving Credit Loan and any related Additional Balance transferred hereunder with respect to any Revolving Credit Loan, the Issuer as assignee of the Purchaser shall pay or cause to be paid to the Seller or its designee the portion of the Purchase Price specified above in clause (2) of Section 2.2(a) for such Additional Balance in one of the following ways, as applicable: (i) for any Collection Period during the Managed Amortization Period, so long as a Rapid Amortization Event has not occurred, (a) a cash payment pursuant to
Section 3.03(ii) of the Servicing Agreement and Section 2.2(a)(2) hereof in an amount equal to the related Draw, if then available from Principal Collections during the related Collection Period on the Revolving Credit Loans, and (b) to the extent aggregate Draws exceed Principal Collections on all of the Revolving Credit Loans for such Collection Period, an increase in the aggregate principal amount of the Class L Certificates, as of the Payment Date corresponding to the Collection Period in which such Additional Balances on the Revolving Credit Loans were created, equal to the amount by which such Additional Balances exceeded Principal Collections on all of the Revolving Credit Loans for such Collection Period, and (ii) for any Collection Period after the end of the Managed Amortization Period, so long as a Rapid Amortization Event has not occurred, an increase in the



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aggregate principal amount of the Class L Certificates as of each Payment Date in an aggregate amount equal to the total of the related Draws for the corresponding Collection Period.

         Section 2.3. Optional Retransfers of Home Equity Loans. Subject to the conditions set forth below, the Seller may, but shall not be obligated to, require the retransfer of Home Equity Loans from the Trust to the Seller as of the close of business on a Payment Date (the "Transfer Date"). On the fifth Business Day (the "Transfer Notice Date") prior to the Transfer Date designated in such notice, the Seller shall give the Indenture Trustee, the Credit Enhancer and the Servicer a notice of the proposed retransfer that contains a list of the Home Equity Loans to be retransferred and any additional information reasonably requested by the Indenture Trustee, the Credit Enhancer or the Servicer. Such retransfers of Home Equity Loans shall be permitted upon the satisfaction of the following conditions:

         1.   no Rapid Amortization Event has occurred;

         2. the Class O Certificateholder Interest as of such Transfer Date (after giving effect to such removal) exceeds the Minimum Class O Certificateholder Interest;

         3. the removal of any Home Equity Loans on any Transfer Date during the Managed Amortization Period shall not, in the reasonable belief of the Seller, cause a Rapid Amortization Event;

         4. the Seller shall have delivered to the Indenture Trustee and the Credit Enhancer a loan schedule containing a list of all Home Equity Loans removed from the Trust;

         5. the Seller shall represent and warrant that no selection procedures which the Seller reasonably believes are adverse to the interests of the Noteholders or the Credit Enhancer were used by the Seller in selecting such Home Equity Loans;

         6. in connection with any such transfer of Home Equity Loans, the Rating Agencies and the Credit Enhancer shall have been notified of the proposed transfer and prior to the Transfer Date each Rating Agency has confirmed in writing that such transfer would not result in a reduction or withdrawal of the ratings assigned to the Notes without regard to the Policy;

         7. the average CLTV of the Home Equity Loans, after giving effect to the proposed transfer of Home Equity Loans on the Transfer Date, shall be equal to or less than the average CLTV of the Home Equity Loans prior to the Transfer Date and the average Credit Score of the Home Equity Loans, after giving effect to the proposed transfer of Home Equity Loans on the Transfer Date, shall be equal to or greater than the average Credit
               Score of the Home Equity Loans prior to the Transfer Date; and



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         8.   the Seller shall have delivered to the Indenture Trustee and the Credit Enhancer an officer's certificate confirming the conditions set forth in clauses (1) through (7) above.

         Upon receiving the requisite information from the Seller, the Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Transfer Date the Indenture Trustee shall deliver, or cause to be delivered, to the Seller the Mortgage File for each Home Equity Loan being so transferred, and the Indenture Trustee shall execute and deliver to the Seller such other documents prepared by the Seller as shall be reasonably necessary to transfer such Home Equity Loans to the Seller. Any such transfer of the Trust's right, title and interest in and to Home Equity Loans shall be without recourse, representation or warranty by or of the Indenture Trustee or the Trust to the Seller.

                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES FOR BREACH

         Section 3.1. Seller Representations and Warranties. The Seller represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):

         (a) As to the Seller:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

               (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;



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               (iii) The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, license, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

               (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate in any material respect any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement, the Notes or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

               (vi) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

               (vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Cut-off Date Loan Balances with respect to the Home Equity Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Loan Balances with respect to the Home Equity Loans and such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust Estate" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller, and with respect to the Revolving Credit Loans, upon payment for the Additional Balances, will constitute a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of "Trust Estate" relating to the Additional Balances;



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               (viii) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand or any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially adversely affect its performance hereunder; and

               (ix) Seller has not dealt with any broker, investment banker, agent or other person, except Purchaser or Seller's affiliates, who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans, except as has been heretofore disclosed to Purchaser.

         (b) As to the Home Equity Loans:

               (i) The information set forth in the Home Equity Loan Schedule for such Home Equity Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

               (ii) The Cut-off Date Loan Balances have not been assigned or pledged, the Seller has good indefeasable and marketable title thereto and the Seller is the sole owner and holder of such Cut-off Date Loan Balances free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Home Equity Loans to sell and assign the same pursuant to this Agreement;

               (iii) The related Mortgage Note and the Mortgage have not been assigned or pledged, the Seller has good indefeasable and marketable title thereto and the Seller is the sole owner and holder of the Home Equity Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Home Equity Loans to sell and assign the same pursuant to this Agreement;

               (iv) To the Seller's knowledge, there is no valid right of rescission, set-off, claim, offset, defense or counterclaim of any obligor under any Loan Agreement or Mortgage;

               (v) To the Seller's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

               (vi) To the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;



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               (vii) To the Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

               (viii) As of the Cut-off Date none of the Home Equity Loans were 30 days or more delinquent.

               (ix) For each Home Equity Loan, to the Seller's knowledge, the related Mortgage File contains each of the documents and instruments specified in Section 2.1(c) of this Agreement to be included therein;

               (x) To the Seller's knowledge, the related Mortgage Note and the related Mortgage at the time it was made complied with applicable local, state and federal laws;

               (xi) A policy of title insurance in the form and amount required by the Seller's origination guidelines was effective as of the closing of each Home Equity Loan in the first lien position or with a Credit Limitation at origination of $50,000 or more with respect to each Home Equity Loan and with respect to the other Home Equity Loans, a title search or other assurance of title customary in the relevant jurisdiction was obtained as to which no title insurance policy or binder was issued;

               (xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation and constitutes real property under applicable state law;

               (xiii) No more than 29.12%, 8.59%, 7.11% and 6.92% of the Home Equity Loans, by Cut-off Date Loan Balance, are secured by Mortgaged Properties located in California, Florida, New York and New Jersey, respectively;

               (xiv) As of the Cut-off Date the Combined Loan-to-Value Ratio for each Home Equity Loan was not in excess of 110%;

               (xv) [Reserved];

               (xvi) The Seller has not transferred the Home Equity Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

               (xvii) The Minimum Monthly Payment with respect to any Revolving Credit Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Loan Balance during the interest period relating to the date on which such Minimum Monthly Payment is due;



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               (xviii) The Seller will submit for filing or cause to be
          submitted for filing UCC-1 financing statements in accordance with the terms of this Agreement;

               (xix) With respect to each Revolving Credit Loan and Mortgage Loan, the related Loan Agreement and Mortgage are substantially similar to the other and is a legal, valid and binding obligation of the related Mortgagor enforceable in accordance with its terms;

               (xx) To the Seller's knowledge, the physical property subject to each Mortgage is free of material damage and is in good repair;

               (xxi) To the Seller's knowledge, the Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which default has not been cured;

               (xxii) With respect to the Revolving Credit Loans, the related Credit Line Agreement has a substantially similar definition of Prime as the Index applicable to the Loan Rate, and with respect to the Mortgage Loans with adjustable Loan Rates, the related Mortgage Notes has a substantially similar definition of One-Month LIBOR or Six-Month LIBOR, as applicable, as the Index applicable to the Loan Rate;

               (xxiii) None of the Home Equity Loans are reverse mortgage loans;

               (xxiv) (A) No Revolving Credit Loan has an original term to maturity in excess of 120 months. On each date that the Loan Rates have been adjusted prior to the Cut-off Date interest rate adjustments on the Home Equity Loans were made in compliance with the related Mortgage and Mortgage Note and applicable law. Over the term of any Home Equity Loan, the Loan Rate may not exceed the related Maximum Loan Rate, if any. (B) The Revolving Credit Loans and Mortgage Loans with adjustable Loan Rates have Maximum Loan Rates which range between 7.250% and 18.000%, and the weighted average Maximum Loan Rate is approximately 17.347%. The Gross Margins for the Revolving Credit Loans range between -0.750% and 4.00%, and the weighted average Gross Margin for the Revolving Credit Loans is approximately -0.106% as of the Cut-off Date. The Gross Margins for the Mortgage Loans with adjustable Loan Rates range between 1.375% and 2.125%, and the weighted average Gross Margin for such Mortgage Loans is approximately 1.688% as of the Cut-off Date. As of the Cut-off Date, the Loan Rates on the Home Equity Loans range between 2.500% and 9.000% and the weighted average Loan Rate is approximately 4.861%. The weighted average remaining term to scheduled maturity of the Home Equity Loans on a contractual basis as of the Cut-off Date Loan is approximately 132 months;

               (xxv) (A) Each Mortgaged Property with respect to the Home Equity Loans consists of a fee simple estate in a single parcel of real property with a single family

          (which may include two- to four-family properties) residence erected thereon, or an individual condominium unit, planned development unit or townhouse. (B) With respect to the Home Equity Loans (i) approximately 9.89% (by Cut-off Date Loan Balance) are secured by real property improved by individual condominium units, or townhouses, and (ii) approximately 88.37% (by Cut-off Date Loan Balance) are secured by real property with a single family residence erected thereon;

               (xxvi) (A) As of the Cut-off Date, no Home Equity Loan had a principal balance in excess of $8,400,000. (B) As of the Cut-off Date, the Credit Limits on the Revolving Credit Loans range between approximately $5,000 and $4,000,000 with an average of $131,402, and the weighted average Credit Limit Utilization Rate, based on the Credit Limits of the Revolving Credit Loans is equal to approximately 48.63%;

               (xxvii) Approximately 34.50% and 65.50% of the Home Equity Loans, by aggregate principal balance as of the Cut-off Date are first and second liens, respectively, and none of the Home Equity Loans are third or more junior liens;

               (xxviii) For each Home Equity Loan, hazard insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement;

               (xxix) There is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Home Equity Loan;

               (xxx) No instrument of release or waiver has been executed in connection with the Home Equity Loans, no Home Equity Loan has been satisfied, cancelled or rescinded, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Home Equity Loan, the terms of each Mortgage Note or Loan Agreement and Mortgage have not been impaired, waived, altered or modified in any respect, except by written instrument which has been recorded if necessary to protect the interests of the Credit Enhancer and delivered to the Indenture Trustee; the substance of any such waiver, alteration or modification has been approved by the applicable title insurer, to the extent required by the applicable title insurance policy;

               (xxxi) With respect to each Home Equity Loan that is a subordinate lien, either (i) no consent for the Home Equity Loan was required by the holder of the related prior lien or (ii) such consent has been obtained and is contained in the mortgage file;

               (xxxii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Home Equity Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

               (xxxiii) No Mortgage Note, Credit Line Agreement or Mortgage related to a Revolving Credit Loan provides for any right of offset or defense to payment by the Mortgagor if the Servicer or Seller fails to fund a Draw on such Revolving Credit Loan;

               (xxxiv) Each Home Equity Loan has been serviced in accordance with the related Mortgage Note and Mortgage and applicable law in all material respects and each Home Equity Loan is being serviced by the Servicer or by a Subservicer which is qualified to service the Home Equity Loans;

               (xxxv) Each Mortgage Loan has either (1) only one original Mortgage Note not stamped as a duplicate or (2) a Lost Note Affidavit and with respect to each Mortgage Loan for which there is a Lost Note Affidavit, the Lost Note Affidavit is sufficient to enable the Servicer to foreclose on the Mortgaged Property securing the Mortgage Loan without the original Mortgage Note.

               (xxxvi) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including by trustee's sale and by judicial foreclosure and there is no homestead or other exemption available to the related Mortgagor that would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose upon the related Mortgaged Property;

               (xxxvii) No Home Equity Loan was selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust or the Credit Enhancer;

               (xxxviii) To the Seller's knowledge, there was no fraud involved in the origination of any Home Equity Loans by the mortgagee or the Mortgagor, any appraiser or any other party involved in the origination of the Home Equity Loans;

               (xxxix) All of the Home Equity Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement;

               (xl) The computer tape from which the selection of Home Equity Loans being acquired on the Cut-off Date was made available to the Credit Enhancer and the accountants that are providing a comfort letter to the Credit Enhancer in connection with any information contained in the Prospectus Supplement and such information was complete and accurate as of its dates and includes a description of the same Home Equity

          Loans that are described on the Home Equity Loan Schedule and the payments due thereunder as of the Cut-off Date or date of substitution, as applicable;

               (xli) All Home Equity Loans were originated in accordance with the Seller's underwriting guidelines or in accordance with guidelines substantially similar in all material respects to those of the Seller. The Seller's underwriting guidelines, to the extent also addressed in the Prospectus Supplement, conform in all material respects to the description set forth in the Prospectus Supplement;

               (xlii) The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state or federal environmental law, rule or regulation. Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue.

               (xliii) Each Home Equity Loan is a valid, enforceable first or second lien on the related Mortgaged Property, including all buildings on the related Mortgaged Property;

               (xliv) The rights with respect to each Home Equity Loan are assignable without the consent of any Person other than the consents which will have been obtained on or before the Cut-off Date;

               (xlv) There are no proceedings pending or to the best of the Seller's knowledge, threatened, wherein the Mortgagor or any governmental agency has alleged that a Home Equity Loan is illegal or unenforceable;

               (xlvi) All parties with an interest in each Home Equity Loan, whether as Mortgagee, assignee , pledgee or otherwise, and including, without limitation, the Seller are (or during the period in which they held and disposed of such interest were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

               (xlvii) The Seller has duly fulfilled all obligations to be fulfilled on the lender's part under or in connection with the origination, acquisition and assignment of the Home Equity Loans and the related Mortgage, Mortgage Note, Credit Line Agreement or Loan Agreement, as applicable, including, without limitation, giving any notices or consents necessary to effect the acquisition of the Mortgage Loan and the related Mortgage and Mortgage Note or Loan Agreement, as applicable, by the Indenture Trustee on behalf of the Issuer, and has done nothing to impair the rights of the Indenture Trustee, the Credit Enhancer or the Securityholders in payments with respect thereto;

               (xlviii) Each Home Equity Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

               (xlix) No Home Equity Loan is (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost," "threshold," "covered" or "predatory" or similar loan under any other applicable state, federal or local law. Any breach of this representation shall be deemed to materially and adversely affect the value of the affected Home Equity Loan and shall require a repurchase of such Home Equity Loan;

               (l) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and with respect to the foregoing, the terms "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the Standard & Poor's LEVELS(R) Version 5.6 Glossary Revised, Appendix E (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) a "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table;

               (li) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

               (lii) If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, the Mortgage Loan is covered by a flood insurance policy, in the amount required under the National Flood Insurance Act of 1994, meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae requirements. Such policy was issued by an insurer acceptable under the Fannie Mae Guides. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor; and

               (liii) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 1940 as amended, or other similar state statute.

         (c) Upon discovery by Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (a) above which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, as applicable, in any Home Equity Loan, the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Home Equity Loan or a Related Document, either (A) repurchase such Home Equity Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Home Equity Loan, in each case in the manner and subject to the conditions and limitations set forth below.

         Upon discovery by the Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (b) above with respect to any Home Equity Loan, or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of any Securityholders or the Credit Enhancer, as applicable, or of the Purchaser in such Home Equity Loan (notice of which shall be given to the Purchaser by the Seller, if it discovers the same), notwithstanding the Seller's lack of knowledge or any qualification or representation or warranty with respect to Seller's knowledge, with respect to the substance of such representation and warranty, the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Home Equity Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Home Equity Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Home Equity Loan repurchased by the Seller shall be deposited or caused to be deposited by the Servicer in the Collection Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

         In the event that the Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1, the Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed as required by Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Owner Trust and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Minimum Monthly Payment for such month in respect of the Deleted Loan has been received by the Owner Trust. For the month of substitution, distributions to the Payment Account pursuant to the Servicing Agreement will include the monthly payment due on a Deleted Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend or cause to be amended the Home Equity Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or

Loans and the Servicer shall deliver the amended Home Equity Loan Schedule to the Owner Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (xiii), (xiv)
(xxiv)(B), (xxv)(B), (xxvi), and (xxvii) thereof) as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall deposit the amount of such shortfall into the Collection Account on the day of substitution, without any reimbursement therefor.

         Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall release to the Seller the related Mortgage File for the Home Equity Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such Home Equity Loan released pursuant hereto and thereafter such Home Equity Loan shall not be an asset of the Issuer.

         With respect to any Home Equity Loan with respect to which there exists a breach of a representation or warranty in clause (b) above which materially and adversely affects the interests of any Securityholders or the Credit Enhancer, as applicable, which is liquidated during the 90-day cure period discussed in the third preceding paragraph, the Seller shall deposit or cause to be deposited into the Collection Account the amount, if any, of any Liquidation Loss Amounts with respect to such Home Equity Loan.

         It is understood and agreed that the obligation of the Seller to cure any breach, or to repurchase or substitute for, any Home Equity Loan as to which such a breach has occurred and is continuing, shall, except to the extent provided in Section 6.1 of this Agreement, constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.

         It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer, or the Custodian.

                                 ARTICLE IV.

                              SELLER'S COVENANTS

         Section 4.1. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Home Equity Loan, or any interest therein; the Seller will notify the Issuer, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Home Equity Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, as assignee of the Purchaser, in, to and under the Home Equity Loans against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings.

                                  ARTICLE V.

                                  SERVICING

         Section 5.1. Servicing. The Seller will service the Home Equity Loans pursuant to the terms and conditions of the Servicing Agreement and will service the Home Equity Loans directly or through one or more sub-servicers in accordance therewith.

                                 ARTICLE VI.

                         INDEMNIFICATION BY THE SELLER
                     WITH RESPECT TO THE HOME EQUITY LOANS

         Section 6.1. Indemnification With Respect to the Home Equity Loans. The Seller shall indemnify and hold harmless the Purchaser, the Indenture Trustee, the Issuer, the Custodian and the Credit Enhancer from and against any loss, liability or expense arising from the breach by the Seller of its representations and warranties in Section 3.1 of this Agreement which materially and adversely affects the Purchaser's, the Indenture Trustee's, the Issuer's, the Custodian's or the Credit Enhancer's interest in any Home Equity Loan or from the failure by the Seller to perform its obligations under this Agreement in any material respect, provided that the Seller shall have no obligation to indemnify the Purchaser in respect of any loss, liability or expense that arises as a result of the Purchaser's willful malfeasance, bad faith or negligence or as a result of the breach by the Purchaser of its obligations hereunder.

         Section 6.2. Limitation on Liability of the Seller. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided herein and in the Servicing Agreement, the Seller shall not be under any liability to the Owner Trust, the Owner Trustee, the Indenture Trustee or the Securityholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                 ARTICLE VII.

                                 TERMINATION

         Section 7.1. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Owner Trust pursuant to the terms of the Trust Agreement.

                                ARTICLE VIII.

                           MISCELLANEOUS PROVISIONS

         Section 8.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser, with the consent of the Credit Enhancer.

         Section 8.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

               (i) if to the Seller:

                        Morgan Stanley Dean Witter Credit Corporation 2500 Lake Cook Road
                        Riverwoods, IL 60015

                        Attention:   Vice President of Secondary Marketing

                        with a copy to the Law Division,


or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

               (ii) if to the Purchaser:

                        Morgan Stanley ABS Capital I, Inc.
                        1585 Broadway
                        New York, New York 10036
                        Attention:   General Counsel

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

         Notices, requests, consents, demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder, in the case of the Credit Enhancer, shall be sent to Ambac Assurance Corporation, One State Street, New York, New York 10004,
Attention: [o], Telephone No. [o] and Facsimile No. [o]

         Section 8.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

         Section 8.5. Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

         Section 8.6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

         Section 8.7. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 8.8. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Home Equity Loans, rather than a loan by the Purchaser to the Seller secured by the Home Equity Loans. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Home Equity Loans. The Purchaser will have the right to review the Home Equity Loans and the Related Documents to determine the characteristics of the Home Equity Loans which will affect the Federal income tax consequences of owning the Home Equity Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

         Section 8.9. Successors and Assigns; Assignment of This Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, Purchaser and their respective successors and assigns. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Credit Enhancer and the Purchaser, which consent shall be at the Credit Enhancer's and the Purchaser's sole discretion, except that the Purchaser and the Credit Enhancer acknowledge and agree that the Seller may assign its obligations hereunder to any Affiliate of the Seller, to any Person succeeding to the business of the Seller, to any Person into which the Seller is merged and to any Person resulting from any merger, conversion or consolidation to which the Seller is a party; provided that such resulting Person is of reasonably equivalent capitalization. The parties hereto acknowledge that the Purchaser is acquiring the Home Equity Loans for the purpose of contributing them to the Issuer. Pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates and pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes secured by the Home Equity Loans. As an inducement to the Purchaser to purchase the Home Equity Loans, the Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Home Equity Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee and/or the Credit Enhancer of any such right or remedy against the Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

         Section 8.10. Survival. The representations and warranties made herein by the Seller and the provisions of Article VI hereof shall survive the purchase of the Home Equity Loans hereunder.

         Section 8.11. Third Party Beneficiary. The Credit Enhancer is an intended third party beneficiary to this Home Equity Loan Purchase Agreement entitled to enforce the provisions hereof as if a party hereto.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Home Equity Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                MORGAN STANLEY ABS CAPITAL I, INC.

                                        as Purchaser



                                By:    /s/ Steven Shapiro
                                       -------------------------------------
                                       Name: Steven Shapiro
                                       Title:  Executive Director


                                MORGAN STANLEY DEAN WITTER CREDIT CORPORATION

                                        as Seller


                                By:    /s/ David L. Bianucci
                                       -------------------------------------
                                       Name: David L. Bianucci
                                       Title:  Vice President




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Exhibit 1

                           HOME EQUITY LOAN SCHEDULE

                                   EXHIBIT A

                          Form of Lost Note Affidavit

         Loan No:
                            AFFIDAVIT OF LOST NOTE
                            ______________________


         I, ____________________, being duly sworn, do hereby state under oath that:

1.   I, ____________________, as the _______________ (title) of [____________]
     (the "Seller") am authorized to make this Affidavit on behalf of the Seller .

2. The Seller is the lawful owner of amounts payable under the following described mortgage note (the "Note"):

                  Date:
                  Loan No.
                  Borrower(s):
                  Original Payee (if not the Seller):
                  Original Amount:
                  Rate of Interest (initial rate if ARM):
                  Address of Mortgage Property:

3. The Seller is the lawful owner of the Note, and the Seller has not cancelled, altered, assigned, or hypothecated the Note.

4. The Note was not located after a thorough and diligent search which consisted of the following actions: [insert actions taken]

5. Attached hereto is a true and correct copy of (i) the Note, endorsed "Pay to the order of _____, without recourse", and (ii) the ___Mortgage or ___Deed of Trust [place "x" in applicable space] securing the Note is recorded at ____________________________________.

6. This Affidavit is intended to be relied on by ___________, its successors and assigns.

7. Seller (a) shall indemnify and hold harmless the Issuer, the Indenture Trustee and the Credit Enhancer, their successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Lost Note Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the lost Mortgage Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the lost


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     Mortgage Note, (iv) the issuance of new instrument in lieu thereof and
     (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone.


         EXECUTED THIS _____ day of __________, 200_.


By: _____________________________________________
Name: ___________________________________________
Title: __________________________________________
Date: ___________________________________________



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         On this _____ day of __________, 200__, before me appeared
____________________, to me personally known, who being duly sworn did say that she/he is the ____________________ of the Seller, and that said Affidavit of Lost Note was signed and sealed on behalf of the institution defined in this document as the Seller, and said ____________________ acknowledged this instrument to be the free act and deed of said Seller.

Notary Public in and for the
fState of
                                                    My Commission expires:



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